UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

NATIONAL BANKSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 6, 2023

Dear Fellow Shareholder:

I am writing to inform you of an important development in connection with the Annual Meeting of Shareholders of National Bankshares, Inc. (the “Company”) to be held on Tuesday, May 9, 2023, at 3:00 p.m., Eastern Time, at The Inn at Virginia Tech at 901 Prices Fork Road in Blacksburg, Virginia.

After the Company began mailing proxy materials relating to the Annual Meeting to shareholders, Driver Management Company LLC (“Driver”) notified the Company that Driver was withdrawing its two nominees for election to the Company’s Board of Directors. The withdrawal of Driver’s nominees is not the result of any concessions by the Company or negotiated settlement with Driver. Because this is a significant change from the information contained in the Company’s proxy statement, dated March 22, 2023, we are amending and supplementing the proxy statement with the enclosed supplement to proxy statement (the “supplement”) to provide updated information for the Annual Meeting.

We are also providing shareholders with a revised proxy card that does not include the withdrawn nominees. If you have already voted for the Company’s nominees, Charles E. Green, III, Mildred R. Johnson, William A. Peery and James C. Thompson, there is no need to vote again. Your previous vote will count. Any votes cast for the withdrawn nominees using a prior proxy card will be disregarded and not be counted. If you have not voted already, or if you have voted and wish to change your vote, please use the revised proxy card that is enclosed.

We encourage you to read the accompanying supplement carefully and to vote for the Board of Directors’ nominees, and in accordance with the Board of Directors’ recommendations on the other proposals, as soon as possible. It is important that your shares be represented at the meeting, and we appreciate your participation.

On behalf of the Board of Directors, we thank you for your investment in National Bankshares, Inc.

Sincerely,

F. Brad Denardo
Chairman, President and
Chief Executive Officer

SUPPLEMENT TO PROXY STATEMENT

OF

NATIONAL BANKSHARES, INC.

101 Hubbard Street

Blacksburg, Virginia 24060

540-951-6300

www.nationalbankshares.com

ANNUAL MEETING OF SHAREHOLDERS

TUESDAY, MAY 9, 2023

GENERAL INFORMATION

On March 24, 2023, National Bankshares, Inc. (the “Company”) filed a definitive proxy statement, dated March 22, 2023 (the “proxy statement”), with the Securities and Exchange Commission (the “SEC”) relating to its 2023 Annual Meeting of Shareholders (the “Annual Meeting”), and began mailing the proxy statement and related universal proxy card to shareholders. The purpose of this supplement to the proxy statement (the “supplement”) is to amend the proxy statement to revise and update certain information contained in the proxy statement as a result of the withdrawal by Driver Management Company LLC (“Driver”) of its nominees for the Company’s Board of Directors.

This supplement should be read in conjunction with the proxy statement. All defined terms used but not defined in this supplement have the meanings ascribed to them in the proxy statement. Except as amended or supplemented by this supplement, all information set forth in the proxy statement remains materially unchanged and should be considered before casting your vote by proxy or in person at the Annual Meeting. To the extent that information in this supplement differs from information contained in the proxy statement, the information in this supplement shall supersede the information in the proxy statement. The approximate mailing date of this supplement and the accompanying proxy card is April 10, 2023.

If you have any questions regarding the proxy statement, this supplement or the enclosed proxy card, please contact Georgeson LLC, our proxy solicitor, at (800) 561-3991.

Withdrawal of Director Nominees by Driver

On March 29, 2023, after the date of the proxy statement and the mailing of the proxy statement and related universal proxy card to shareholders, the Company received a letter from Driver stating, among other things, that Driver was withdrawing its nomination of a slate of two nominees for election to the Board at the Annual Meeting in opposition to certain of the nominees recommended by the Board. As a result of such withdrawal, Driver will not solicit shareholders in support of its two nominees as it had previously indicated in its preliminary proxy materials filed with the SEC on February 3, 2023.

The withdrawal of Driver’s nominees is not the result of any concessions by the Company or negotiated settlement with Driver. Because this is a significant change from the information contained in the proxy statement, we are amending and supplementing the proxy statement with this supplement to provide updated information for the Annual Meeting. We are also providing all shareholders with a revised proxy card that does not include the withdrawn nominees.

Because Driver has withdrawn its nomination notice and its director nominees, any votes cast in favor of the withdrawn nominees will be disregarded and not be counted. If you have already voted for the Company’s nominees, Charles E. Green, III, Mildred R. Johnson, William A. Peery and James C. Thompson, there is no need to vote again. Your previous vote will count. If you have not voted already, or if you have voted and wish to change your vote, please use the revised proxy card that we are delivering with this supplement. The Board recommends that you vote FOR the four nominees for director recommended by the Board and as otherwise recommended by the Board in the proxy statement.

All shareholders are encouraged to review this supplement along with the proxy statement for more complete information with respect to the Annual Meeting. If you have already submitted your proxy card, you have the power to revoke it at any time before it is exercised as provided under the “Question and Answers About the Meeting and Voting” section of the proxy statement.

Telephone Voting

As stated in the proxy statement, shareholders of the Company are able to vote their shares by the Internet, by mail and in person at the Annual Meeting. Because the election of directors is no longer considered a contested election due to Driver’s withdrawal of its nominees, shareholders are now also able to vote by telephone.

If you are a shareholder whose shares are registered in your name, you may vote by telephone by dialing the toll-free number listed on the enclosed proxy card and following the instructions.

If your shares are held in “street name” through a brokerage firm, bank or other nominee, as the beneficial owner of those shares you have the right to direct your broker, bank or other nominee how to vote the shares in your account. Please follow the instructions from your broker, bank or other nominee included on the voting instruction form accompanying this supplement to instruct your broker, bank or other nominee how to vote your shares so that your vote can be counted. The voting instruction form provided by your broker, bank or other nominee may also include information about how to submit your voting instructions by telephone, if such option is available.

If you are a participant in the National Bankshares, Inc. Employee Stock Ownership Plan (the “ESOP”), you may vote the shares allocated to your account under the ESOP by telephone by dialing the toll-free number listed on the proxy card and following the instructions.

The deadline for voting by telephone is 11:59 p.m., Eastern Time, on May 8, 2023. Please see your proxy card or the information your broker, bank or other holder of record provided to you for more information on your options for voting.

Voting on Routine and Non-Routine Matters

If you own shares that are held in street name, and you do not provide the brokerage firm, bank or other nominee that holds the shares with specific voting instructions, then, under applicable rules, the broker, bank or other nominee that holds the shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the brokerage firm, bank or other nominee that holds such shares does not receive instructions from you on how to vote your shares on a non-routine matter, that broker, bank or other nominee will inform the inspector of election of the Annual Meeting that it does not have the authority to vote on the matter with respect to the shares. This is generally referred to as a “broker non-vote.”

The following proposals are matters that are considered non-routine under applicable rules. A broker, bank or other nominee cannot vote without instructions on a non-routine matter, and therefore broker non-votes may exist in connection with the following proposals:

•	Proposal 1. To elect four Class 3 Directors to serve a term of three years each until the 2026 Annual Meeting.

•	Proposal 2. To approve the National Bankshares, Inc. 2023 Stock Incentive Plan.

•	Proposal 3. To vote on a resolution to approve the compensation of the named executive officers disclosed in the proxy statement.

•	Proposal 4. To determine whether future shareholder votes to approve the compensation of the named executive officers should occur every one, two, or three years.

Proposal 5, to ratify the Board’s appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2023, is considered a routine matter. A brokerage firm, bank or other nominee generally may vote on routine matters, and therefore we expect no broker non-votes in connection with Proposal 5.

PLEASE RETURN THE ENCLOSED REVISED PROXY CARD TODAY

Vote FOR the four Board of Directors nominees up for reelection:

Charles E. Green, III

Mildred R. Johnson

William E. Peery

James C. Thompson

Vote FOR the National Bankshares, Inc. 2023 Stock Incentive Plan

Vote FOR the advisory vote on named executive officer compensation

Vote ONE YEAR on the frequency of future advisory named executive officer compensation votes

Vote FOR the ratification of the appointment of Yount, Hyde & Barbour, P.C. as our independent auditor for 2023

If you have any questions or need assistance voting your proxy, please contact Georgeson LLC, our proxy solicitor assisting us in connection with the Annual Meeting.

1290 Avenue of the Americas, 9th Floor

New York, New York 10104

Toll free (800) 561-3991

c/o PROXY TABULATOR

PO. BOX 43131

Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend the Annual Meeting at The Inn at Virginia Tech 901 Prices Fork Road, Blacksburg, Virginia 24061 on May 9, 2023 at 3:00 p.m. Eastern Time

PROXY CARD

Please detach at perforation before mailing.

NATIONAL BANKSHARES, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 9, 2023	PROXY CARD

The undersigned hereby appoints Lindsay Coleman and L. Allen Bowman, and each of them as proxies for the undersigned, with full power of substitution and power to act alone, to act and to vote all shares of National Bankshares, Inc. (the “Company”) common stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, May 9, 2023, at 3:00 p.m., Eastern Time at The Inn at Virginia Tech, 901 Prices Fork Road, Blacksburg, Virginia 24061, and at any adjournment or postponement thereof.

If you do not provide voting instructions, your proxy will be voted FOR all four (4) director nominees in Proposal 1, FOR Proposals 2, 3 and 5, and 1 Year in Proposal 4.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 - 800 - 337 - 3503

NAT_33313_040423

PLEASE SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

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EVERY VOTE IS IMPORTANT

IF YOU VOTE ON THE INTERNET OR BY PHONE,

YOU NEED NOT RETURN THIS PROXY CARD.

The deadline for voting on the Internet or by phone is 11:59 p.m., Eastern Time, on May 8, 2023.

PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposals	The Board of Directors recommends a vote “FOR” all four (4) director nominees listed in Proposal 1, and to vote “FOR” Proposals 2, 3, and 5, and “1 Year” in Proposal 4.

1.	Election of four (4) class III directors to serve for a three-year term to expire at the Annual Meeting of Shareholders in 2026, as set forth in the Proxy Statement.

DIRECTOR NOMINEES:
The Board of Directors recommends a vote “FOR” the following four (4) director nominees:
		FOR	WITHHOLD			FOR	WITHHOLD
01.	Charles E. Green, III	☐	☐	03.	William A. Peery	☐	☐
02.	Mildred R. Johnson	☐	☐	04.	James C. Thompson	☐	☐

						FOR	AGAINST	ABSTAIN
2.	Approval of the National Bankshares, Inc. 2023 Stock Incentive Plan.					☐	☐	☐

						FOR	AGAINST	ABSTAIN
3.	Advisory (non-binding) vote to approve executive compensation.					☐	☐	☐

						1YEAR	2YEARS	3YEARS	ABSTAIN
4.	Advisory (non-binding) vote on the frequency of future shareholder votes to approve executive compensation.					☐	☐	☐	☐

						FOR	AGAINST	ABSTAIN
5.	Ratification of the selection of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2023.					☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Instructions: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, or other fiduciary or on behalf of a corporation, bank, trust company, or other similar entity, your title or capacity should be shown.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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